Long-Term Debt And Lines Of Credit	12 Months Ended
Dec. 31, 2016
Long-Term Debt And Lines Of Credit [Abstract]
Long-Term Debt And Lines Of Credit

    3.  Long-Term Debt and Lines of Credit

On May 15, 2014, we retired our Senior Convertible Notes (the “Notes”) outstanding.  We paid the $187.0 million of principal outstanding using a combination of cash on hand and our existing revolving credit facility.  In addition, we issued 249,000 Chemed shares in conjunction with the conversion feature of the Notes.  At the time we issued the Notes, we had entered into a purchased call transaction to offset any potential economic dilution resulting from the conversion feature in the Notes.  As a result, we received 266,000 Chemed shares from the exercise of the purchased call transaction.  The issuance of shares under the conversion feature of the Notes, as well as the receipt of shares from the purchased call transaction were recorded as adjustments to paid-in capital during 2014.

At the time we issued the Notes we also sold warrants for the right to purchase approximately 2,477,000 Chemed shares in the future.  During 2014, we settled these warrants with one counterparty representing half of the total warrants issued for $2.6 million in cash.  The amount paid was recorded as an adjustment to paid-in capital.  During 2014, Chemed’s stock price exceeded the exercise price of the remaining outstanding sold warrants resulting in the Company, on December 8, 2014, issuing 35,166 of common shares to the other counterparty in full settlement of the warrants.  Pursuant to authoritative guidance, the settlement of the sold warrants was accounted for as an equity transaction.

On June 30, 2014, we replaced our existing credit agreement with the Third Amended and Restated Credit Agreement (“2014 Credit Agreement”).  Terms of the 2014 Credit Agreement consist of a five-year, $350 million revolving credit facility and a $100 million term loan.  The 2014 Credit Agreement has a floating interest rate that is generally LIBOR plus a tiered additional rate which varies based on our current leverage ratio.  The interest rate is LIBOR plus113 basis points as of December 31, 2016.

The debt outstanding at December 31, 2016 and 2015 consists of the following (in thousands):

	December 31,
	2016	2015
Revolver	$25,000	$-
Term loan	83,750	91,250
Total	108,750	91,250
Current portion of term loan	(8,750)	(7,500)
Long-term debt	$100,000	$83,750

Scheduled principal payments of the term loan are as follows:

2017	$8,750
2018	10,000
2019	65,000
$83,750

Capitalized interest was not material for any of the periods shown.  Summarized below are the total amounts of interest paid during the years ended December 31 (in thousands):

2016	$3,047
2015	2,988
2014	4,322

Debt issuance costs associated with the existing credit agreement were not written off as the lenders and their relative percentage participation in the facility did not change. With respect to the 2014 Credit Agreement, deferred financing costs were $0.9 million.  The 2014 Credit Agreement contains the following quarterly financial covenants:

Description	Requirement	Chemed

Leverage Ratio (Consolidated Indebtedness/Consolidated Adj. EBITDA)	< 3.50 to 1.00	0.63 to 1.00

Fixed Charge Coverage Ratio (Consolidated Free Cash Flow/Consolidated
Fixed Charges)	> 1.50 to 1.00	2.18 to 1.00

Annual Operating Lease Commitment	< $50.0 million	$21.1 million

We are in compliance with all debt covenants as of December 31, 2016. We have issued $38.7 million in standby letters of credit as of December 31, 2016 for insurance purposes.  Issued letters of credit reduce our available credit under the 2014 Credit Agreement.  As of December 31, 2016, we have approximately $286.6 million of unused lines of credit available and eligible to be drawn down under our revolving credit facility.